SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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RidgeWorth Funds

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IMPORTANT SHAREHOLDER INFORMATION

RIDGEWORTH FUNDS
RidgeWorth Aggressive Growth Stock Fund
RidgeWorth Emerging Growth Stock Fund
This document contains a proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to your Fund(s). If you complete and sign the proxy, we will vote it exactly as you tell us. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.
We urge you to take the time to read the proxy statement and to provide your instructions by using any of the methods described on your proxy card. Voting your proxy, and doing so promptly, will help enable the Funds to avoid additional expenses that could be incurred if a Fund is required to make follow-up solicitations because shareholders do not return their proxies in sufficient numbers.
Please take a few moments to exercise your right to vote. Thank you.

RIDGEWORTH FUNDS
RidgeWorth Aggressive Growth Stock Fund
RidgeWorth Emerging Growth Stock Fund
115 Federal Street
Boston, Massachusetts 02110

Notice of Special Meeting of Shareholders
to be held on December 19, 2008
Notice is hereby given that a Special Meeting of Shareholders of the RidgeWorth Aggressive Growth Stock Fund and the RidgeWorth Emerging Growth Stock Fund, each a series of RidgeWorth Funds (the “Trust”), will be held at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, MA 02110, on December 19, 2008 at 2:00 p.m. Eastern Time (the “Special Meeting”). The Special Meeting is being called for the purpose of considering the proposal set forth below and to transact such other business as may be properly brought before the Special Meeting.
PROPOSAL: To approve a new investment subadvisory agreement between RidgeWorth Capital Management, Inc. and Zevenbergen Capital Investments LLC with respect to the RidgeWorth Aggressive Growth Stock Fund and the RidgeWorth Emerging Growth Stock Fund.
Only shareholders of the RidgeWorth Aggressive Growth Stock Fund and the RidgeWorth Emerging Growth Stock Fund at the close of business on October 20, 2008, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.
Shareholders are requested to execute and return promptly the accompanying proxy card which is being solicited by the Board of Trustees of the Trust. You may execute the proxy card by one of the three methods described in the proxy card. Returning the proxy card is important to ensure a quorum at the meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person. Do not return the proxy voting card if you are voting by telephone or internet. It is important that your vote is received by the close of business on December 18, 2008.

Julia Short
President
Dated: November __, 2008

QUESTIONS & ANSWERS
FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
THE RIDGEWORTH AGGRESSIVE GROWTH STOCK FUND AND
THE RIDGEWORTH EMERGING GROWTH STOCK FUND
Q.	Why is a new investment subadvisory agreement (the “New Subadvisory Agreement”) between RidgeWorth Capital Management, Inc. (the “Adviser”) and Zevenbergen Capital Investments LLC (the “Subadviser”) being proposed for the RidgeWorth Aggressive Growth Stock Fund and the RidgeWorth Emerging Growth Stock Fund (each, a “Fund” and together, the “Funds”) at this time?

A.	In 2003, the Adviser purchased a minority interest in the Subadviser that grew to a majority interest in 2004 and a 100% interest on September 30, 2008. On October 1, 2008, principal employees of the Subadviser purchased a controlling interest in the Subadviser from the Adviser (the “Acquisition”).

The Investment Company Act of 1940 requires an investment subadvisory agreement between an investment adviser and its subadviser to terminate automatically whenever there is a change in control of either entity. After an investment subadvisory agreement terminates, shareholders are required to approve a new agreement between the investment adviser and the investment subadviser. In anticipation of the Acquisition, the Board approved an interim investment subadvisory agreement (the “Interim Subadvisory Agreement”) so that, upon the consummation of the Acquisition, the Funds could continue to be managed by the Subadviser without interruption while shareholder action on the New Subadvisory Agreement is pending. In order for the Subadviser to continue as the investment subadviser beyond the 150-day term of the Interim Subadvisory Agreement and to receive all of the subadvisory fees under that agreement, shareholders must approve the New Subadvisory Agreement within the 150-day period ending on February 27, 2009.

Q.	What impact, if any, would the New Subadvisory Agreement have on the portfolio management services currently being provided to the Funds?

A.	None. From a RidgeWorth Funds perspective, this does not represent a material change. The same exact portfolio management team that served each of the Funds under the prior Subadvisory Agreement remains in place and will continue to implement the processes it has honed since 1987.

Q.	Will the expenses associated with my investment in the Funds increase if the New Subadvisory Agreement is approved and implemented?

A.	No. While the change in the compensation payable by the Adviser to the Subadviser will change, the total advisory expenses you pay as a shareholder of the Funds will not change.

Q.	If the New Subadvisory Agreement is approved by shareholders, what will happen?

A.	If approved by the Funds’ shareholders, the New Subadvisory Agreement will become effective as soon as reasonably practicable following the Special Meeting of shareholders which is scheduled on December 19, 2008. If the New Subadvisory Agreement approved by the Funds’ Board of Trustees is not approved by the Fund shareholders, the Interim Subadvisory Agreement will continue to be in effect and the Funds’ Board of Trustees will meet to determine the best course of action for the Funds.

Q.	Who gets to vote?

A.	All shareholders of the Funds as of October 20, 2008 are eligible and entitled to vote.

Q.	How does the RidgeWorth Funds’ Board of Trustees recommend that I vote?

A.	After careful consideration, the Board of Trustees of the RidgeWorth Funds unanimously recommends that you vote “FOR” the proposed New Subadvisory Agreement.

Q.	How can I vote?

A.	You may vote by mail, telephone or internet. Please refer to the instructions on the next page for information regarding voting. If your proxy is properly returned by the close of business on December 18, 2008, your proxy will be voted in accordance with your instructions. If a proxy card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares “FOR” the proposal.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions regarding this proxy, please contact your financial intermediary or the RidgeWorth Funds directly at 1-888-784-3867.

PLEASE VOTE THE ENCLOSED PROXY CARD.
YOUR VOTE IS IMPORTANT!
For your convenience, there are three ways to vote.
VOTE BY MAIL
1.	Read the accompanying proxy statement.

2.	Check the appropriate box on the proxy card.

3.	Sign and date the proxy card.

4.	Return the proxy card in the envelope provided.
VOTE BY TELEPHONE
It’s fast, convenient, and your vote is immediately confirmed and posted.
Just follow these 4 easy steps:
1.	Read the accompanying proxy statement and have the proxy card at hand.

2.	Using a touch tone phone, call 1-800-690-6903.

3.	Enter your control number located on your ballot.

4.	Follow the simple recorded instructions.
VOTE BY INTERNET
It’s fast, convenient, and your vote is immediately confirmed and posted. Additionally, you can receive all future materials by internet.
Just follow these 4 easy steps:
1.      Read the accompanying Proxy Statement.
2.      Go to www.proxyvote.com.
3.      Enter your control number located on your ballot.
4.      Follow the simple instructions.
BENEFITS OF TELEPHONE AND INTERNET VOTING:
* Immediate voting results.
* Voting 7 days a week, 24 hours a day (except day of the Meeting).
DO NOT RETURN YOUR PROXY VOTING CARD
IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

RIDGEWORTH FUNDS
RidgeWorth Aggressive Growth Stock Fund
RidgeWorth Emerging Growth Stock Fund
115 Federal Street
Boston, Massachusetts 02110

JOINT PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
December 19, 2008
     This proxy statement is furnished by the Board of Trustees (the “Board”) of RidgeWorth Funds (the “Trust”) in connection with the solicitation of proxies for use at the special meeting of shareholders of the RidgeWorth Aggressive Growth Stock Fund and the RidgeWorth Emerging Growth Stock Fund (each, a “Fund” and together, the “Funds), each a series of the Trust, to be held on Monday, December 19, 2008, at 2:00 p.m. Eastern Time, or at any adjournment thereof, at the offices of Citi Fund Services Ohio, Inc. (the “Administrator”), 100 Summer Street, Suite 1500, Boston, MA 02110 (the “Special Meeting”). It is expected that the Notice of Special Meeting, this proxy statement, and a proxy card will be mailed to shareholders on or about November 17, 2008.
Summary
     At the Special Meeting, shareholders of each Fund will be asked to vote on the following proposal:

Proposal:	To approve a new investment subadvisory agreement between the RidgeWorth Capital Management, Inc. and Zevenbergen Capital Investments LLC with respect to RidgeWorth Aggressive Growth Stock Fund and the RidgeWorth Emerging Growth Stock Fund.
     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy by mail, telephone or internet allowing sufficient time for the proxy to be received on or before the close of business on December 18, 2008. If your proxy is properly returned by that date, shares represented by your proxy will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the proxy with respect to the proposal, the proxy will be voted FOR the approval of the proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy, or by attending and voting in person at the Special Meeting.
     The close of business on October 20, 2008 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. At the close of business on the Record Date, as shown on the books of the Trust, ___shares of the RidgeWorth Aggressive Growth Stock Fund and ___shares of the RidgeWorth Emerging Growth Stock Fund were issued and outstanding.
Expenses
     The expenses of the Special Meeting will be borne by RidgeWorth Capital Management, Inc. (the “Adviser”) and/or the Administrator. The Funds will incur no costs in connection with the Special Meeting. The solicitation of proxies will be largely by mail, but may include telephonic, internet or oral communication by officers and services providers of the Trust.
     Each Fund’s Annual Report for the fiscal year ended March 31, 2008 was previously furnished to shareholders and the Semi-Annual Report for the period ended September 30, 2008 is expected to be furnished on or about November 30, 2008. Shareholders may request an additional copy of the Annual Report, which will be provided without charge, by writing to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, by calling 1-888-784-3863, on the Trust’s website at www.ridgeworthfunds.com, or on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

DISCUSSION OF THE PROPOSAL
APPROVAL OF NEW INVESTMENT SUBADVISORY AGREEMENT
Proposal: To approve a new investment subadvisory agreement between RidgeWorth Capital Management, Inc. and Zevenbergen Capital Investments LLC with respect to the RidgeWorth Aggressive Growth Stock Fund and the RidgeWorth Emerging Growth Stock Fund.
     At the Special Meeting, it is proposed that a new investment subadvisory agreement (the “New Subadvisory Agreement”) between the Adviser and Zevenbergen Capital Investments LLC (the “Subadviser”) be approved by shareholders of each Fund. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the approval of the New Subadvisory Agreement. For the reasons discussed below, the Board recommends that shareholders vote “FOR” the approval of the New Subadvisory Agreement.
Summary
     You are being asked to approve a New Subadvisory Agreement for the Funds. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement dated November 14, 2006. Until October 1, 2008, the Subadviser served as the subadviser to the Funds and managed the portfolios of the Funds on a day-to-day basis pursuant to an investment advisory agreement with the Adviser dated November 19, 2004 (the “Prior Subadvisory Agreement”). Currently, the Subadviser serves as subadviser and manages the Funds pursuant to the Interim Subadvisory Agreement discussed below. The Adviser oversees the Subadviser to ensure compliance with the Funds’ investment policies and guidelines and monitors the Subadviser’s adherence to its investment style. The Adviser continuously reviews, supervises and administers each Fund’s investment program. The Board supervises the Adviser and the Subadviser and establishes policies that the Adviser and the Subadviser must follow in their management activities.
     In 2003, the Adviser purchased a minority interest in the Subadviser that grew to a majority interest in 2004 and a 100% interest on September 30, 2008. On October 1, 2008, evenstar3 Inc., a Washington corporation owned by the principal employees of the Subadviser, purchased a controlling interest in the Subadviser from the Adviser (the “Acquisition”).
     The Investment Company Act of 1940 requires an investment subadvisory agreement between an investment adviser and its subadviser to terminate automatically whenever there is a change in control of either entity. After an investment subadvisory agreement terminates, shareholders are required to approve a new agreement between the investment adviser and the investment subadviser. In anticipation of the Acquisition, the Board approved an interim investment subadvisory agreement (the “Interim Subadvisory Agreement”) so that, upon the consummation of the Acquisition, the Funds could continue to be managed by the Subadviser without interruption while shareholder action on the New Subadvisory Agreement is pending. In order for the Subadviser to continue as the investment subadviser beyond the 150-day term of the Interim Subadvisory Agreement and to receive all of the subadvisory fees under that agreement, shareholders must approve the New Subadvisory Agreement (attached to this Proxy Statement as Exhibit A) within the 150-day period ending on February 27, 2009.
     The New Subadvisory Agreement is identical in all material respects to the Prior Subadvisory Agreement, except for the dates of execution, effectiveness and termination and the compensation payable by the Adviser to the Subadviser. The change in the compensation payable by the Adviser to the Subadviser will not result in a change in the total advisory fees paid by each Fund.
     Under the Prior Subadvisory Agreement, the Adviser paid the Subadviser an annual fee of 0.625% based on the average daily net assets of each Fund. For its services under the New Subadvisory Agreement, the Subadviser will be entitled to receive a fee from the Adviser, at an annual rate of 0.440% based on the average daily net assets of each Fund.
The Adviser and Subadviser
     The Adviser is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser is a money management holding company with multiple style-specific investment boutiques. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. As of June 30, 2008, the Adviser had approximately $69.6 billion in assets under management. The Adviser is an indirect wholly-owned subsidiary of SunTrust Banks, Inc., 303 Peachtree Street, NE, Atlanta, GA 30308.
     The Subadviser was established in 1987 and specializes in aggressive growth-equity investment advisory services for separately managed portfolios and mutual funds. The principal business address of the Subadviser is 601 Union Street, suite 4600, Seattle, Washington 98101. As of June 30, 2008, the Subadviser had approximately $2.2 billion in assets under management.
     Listed below are the names and principal occupations of each of the directors and principal executive officers of the Subadviser. The principal business address of each director and principal executive officer is 601 Union Street, Suite 4600, Seattle, Washington 98101.

Name	Position with the Subadviser
Nancy A. Zevenbergen	President and Chief Investment Officer

Brooke de Boutray	Managing Director and Portfolio Manager

Lisa Foley	Managing Director and Investment Officer

Leslie Tubbs	Managing Director and Portfolio Manager

Comparison of the Prior Subadvisory Agreement to the New Subadvisory Agreement
     Both the Prior Subadvisory Agreement and the New Subadvisory Agreement require the Subadviser to make the investment decisions for and continuously review, supervise, and administer the investment program of each Fund, subject to the supervision of, and policies established by, the Adviser and the Board. The New Subadvisory Agreement and the Prior Subadvisory Agreement each also provide: (a) that the Subadviser shall not be protected against any liability by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder; (b) for automatic termination of the agreement in the event of its assignment; and (c) for termination of the agreement at any time without penalty by (i) the Board or, with respect to either Fund, by a majority of the outstanding shares of that Fund, (ii) the Adviser at any time on not less than 30 days nor more than 60 days written notice to the Subadviser, or (iii) the Subadviser on 90 days written notice to the Adviser.
     The New Agreement provides that it shall continue in effect for an initial period of two years, and will remain in effect thereafter only so long as its continuance with respect to each Fund is specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the applicable Fund and (ii) the vote of a majority of the Trustees who are not parties to the New Subadvisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.
Board Approval of the New Subadvisory Agreement
     At a meeting held on October 16, 2008 (the “Meeting”), the Board approved the New Subadvisory Agreement, subject to approval by each Fund’s shareholders. At the Meeting, the Board requested and evaluated information from the Subadviser in order to consider the Subadviser’s fee and other aspects of the New Subadvisory Agreement. The Trustees discussed all the relevant information that the Board received and discussed the approval of the New Subadvisory Agreement in light of this information.
     The materials reviewed by the Board included, among other things, information about: (a) the quality of the Subadviser’s investment management services; (b) the Subadviser’s investment management personnel; (c) the Subadviser’s operations and financial condition; (d) the Subadviser’s brokerage practices (including soft dollar arrangements) and investment strategies; (e) the level of the proposed sub-advisory fees compared with the fees the Subadviser charges to comparable accounts; (f) the level of the Subadviser’s profitability from Fund-related operations; (g) the Subadviser’s compliance systems; (h) the Subadviser’s policies and procedures for personal securities transactions; (i) the Subadviser’s reputation, expertise and resources in domestic financial markets; and (j) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from Fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the New Subadvisory Agreement.
     The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

     Nature, Extent and Quality of Services. The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Subadviser. In this regard, the Trustees evaluated, among other things, the Subadviser’s personnel, experience, track record, and compliance program. The Board considered the background and experience of the Subadviser’s senior management and the expertise of, and amount of attention expected to be given to each Fund by, its portfolio management team. The Board reviewed the qualifications, background, and responsibilities of the portfolio manager who will be responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Subadviser’s organizational structure, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Subadviser supported the approval of the New Subadvisory Agreement.
     Performance. The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other mutual funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return and market trends. The Board concluded that, within the context of its full deliberations, the performance of the Funds and the Subadviser supported the approval of the New Subadvisory Agreement.
     Subadvisory Fees. With respect to subadvisory fees, the Board considered the rate of compensation to be paid by the Adviser to the Subadviser under the New Subadvisory Agreement and that the total investment advisory fees paid by each Fund would remain the same as under the Prior Subadvisory Agreement. The Board concluded that, within the context of its full deliberations, the subadvisory fees under the New Subadvisory Agreement are reasonable and supported the approval of the New Subadvisory Agreement.
     Profitability. The Board reviewed information about the profitability of the Funds to the Subadviser and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds. The Board concluded that, within the context of its full deliberations, the profitability of the Subadviser is within the range the Board considered reasonable.
      In its deliberations, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board’s deliberations and its evaluation of the information described above, the Board, which is comprised exclusively of Trustees who are not parties to the New Subadvisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the New Subadvisory Agreement, unanimously approved the New Subadvisory Agreement.
  Shareholder Approval of the Proposed Agreement
     At the Special Meeting, it is proposed that the New Subadvisory Agreement between the Adviser and the Subadviser be approved by shareholders of the Funds. The approval of the New Subadvisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of each Fund. With respect to the approval of the New Subadvisory Agreement, the term “majority of the outstanding voting securities” means the vote of (a) 67% or more of the voting securities of each Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of each Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of each Fund, whichever is less. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the approval of the New Subadvisory Agreement. If you return your proxy but give no voting instructions, your shares will be voted FOR the approval of the New Subadvisory Agreement. If the New Subadvisory Agreement is not approved by the shareholders of a Fund, then the Interim Subadvisory Agreement will remain in effect with respect to that Fund while the Board considers the best course of action.
The Board of Trustees recommends that you
vote FOR approval of the New Subadvisory Agreement.

ADDITIONAL INFORMATION
Administrator
     The Administrator is an Ohio corporation and has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Administrator and its affiliates provide administration services to other investment companies.
Distributor and Principal Underwriter
     RidgeWorth Distributors LLC (the “Distributor”), located at 10 High Street, Suite 302, Boston, Massachusetts 02110, serves as the Trust’s distributor.
5% Shareholders
     As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the outstanding shares of the Fund:
  [insert table here]
      As of October 20, 2008, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.
Submission of Shareholder Proposals
     The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940, or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. The Board will give consideration to shareholder suggestions as to nominees for the Board. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters
     The presence in person or by proxy of a majority of the outstanding shares of the fund entitled to vote at the Special Meeting will constitute a quorum. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and “broker non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners or other persons entitled to vote and for which the brokers or nominees do not have discretionary voting authority) will be treated as shares that are present for the purpose of establishing a quorum, but will not count toward approval of the proposal. For this reason, abstentions and broker non-votes effectively will be a vote against the proposal. In the event that sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote in favor of adjournments with respect to a proposal those proxies that they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Adviser will bear the costs of any additional solicitation and any adjourned sessions.
     If sufficient votes in favor of the Proposal are not received by the time scheduled for the Special Meeting, a person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those shares for which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies required to be voted against the Proposal.
     No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.
By Order of the Trustees,
Julia Short
President

Dated: October 20, 2008

EXHIBIT A
FORM OF INVESTMENT SUBADVISORY AGREEMENT
     This ADVISORY AGREEMENT made as of the            day of      , 2008, between RidgeWorth Capital Management, Inc. (the “Adviser”) and Zevenbergen Capital Investments LLC (the “Subadviser”).
     WHEREAS, RidgeWorth Funds (the “Trust”), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and
     WHEREAS, the Adviser has entered into an investment advisory agreement with the Trust (the “Advisory Agreement”) pursuant to which the Adviser acts as investment adviser to the series of the Trust; and
     WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Subadviser to provide investment advisory services to the Adviser in connection with the management of the series of the Trust set forth on Schedule A attached hereto (each a “Fund,” and collectively, the “Funds”), as such schedule may be amended by mutual agreement of the parties hereto, and the Subadviser is willing to render such investment advisory services.
     NOW, THEREFORE, the parties hereto agree as follows:
1.	Duties of the Subadviser. Subject to supervision by the Adviser and the Trust’s Board of Trustees, the Subadviser shall manage all of the securities and other assets of each Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets in accordance with the Fund’s investment objectives, policies, and restrictions as stated in each Fund’s then current prospectus and statement of additional information, as may be amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:
(a)	The Subadviser will provide investment advisory services to the Fund and shall, in such capacity, determine from time to time what Assets will be purchased, retained, or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash, subject to the direction of the Adviser and the Board of Trustees of the Trust.

(b)	In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein), the Prospectus, and the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)	The Subadviser shall determine the Assets to be purchased or sold by each Fund as provided in subparagraph (a) above and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund’s Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Subadviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Subadviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to its discretionary clients, including the Funds. In addition, the Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Subadviser, or the Trust’s principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Funds’ Assets be purchased from or sold to the Adviser, Subadviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, Adviser, the Subadviser, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)	The Subadviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10), and (b)(11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Subadviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Subadviser shall keep the books and records relating to the Assets required to be maintained by the Subadviser under this Agreement and shall timely furnish to the Adviser all information relating to the Subadviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act. The Subadviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Subadviser agrees that all records that it maintains on behalf of the Funds are property of the Funds and the Subadviser will surrender promptly to the Funds any of such records upon the Funds’ request; provided, however, that the Subadviser may retain a copy of such records. In addition, for the duration of this Agreement, the Subadviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor subadviser upon the termination of this Agreement (or, if there is no successor subadviser, to the Adviser).

(e)	The Subadviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning the Funds’ Assets and shall provide the Adviser with such information upon request by the Adviser.

(f)	The investment management services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others as long as such services do not impair the services rendered to the Adviser or the Trust.

(g)	The Subadviser shall promptly notify the Adviser of any financial condition that is likely to impair the Subadviser’s ability to fulfill its commitment under this Agreement.

(h)	The Subadviser shall not be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in the Funds. If the Subadviser receives a misdirected proxy, it shall promptly forward such misdirected proxy to the Adviser.

(i)	In performance of its duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to the Funds or a subadviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Subadviser shall not provide investment advice to any assets of the Funds other than the Assets.

Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of the Subadviser’s control affiliates, partners, officers or employees.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Subadviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.
3.	Delivery of documents. The Adviser has furnished the Subadviser with copies of each of the following documents:
(a)	The Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust as in effect on the date of this Agreement and as amended from time to time; and

(c)	Prospectus of each Fund.
4.	Compensation to the Subadviser. For the services to be provided by the Subadviser pursuant to this Agreement, the Adviser will pay the Subadviser, and the Subadviser agrees to accept as full compensation therefor, a subadvisory fee at the rate specified in Schedule B attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets under the Subadviser’s management and will be paid to the Subadviser quarterly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Subadviser may, in its discretion and from time to time, waive a portion of its fee.
5.	Indemnification. The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Subadviser’s obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Adviser’s obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to the Subadviser’s own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.
6.	Duration and termination. With respect to a Fund, this Agreement shall become effective upon approval by the Trust’s Board of Trustees and its execution by the parties hereto, and approval of the Agreement by a majority of the outstanding voting securities of that Fund. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Funds (a) by the Funds at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Funds, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days nor less than 30 days written notice to the Subadviser, or (c) by the Subadviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment or in the event of a termination of the Advisory Agreement with the Trust. As used in this Paragraph 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.
7.	Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.
8.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
9.	Notice: Any notice, advice, or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified, or overnight mail, postage prepaid, and addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	RidgeWorth Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303
Attention: Patrick Paparelli

To the Subadviser at:	Zevenbergen Capital Investments LLC
601 Union Street
Suite 4600
Seattle, Washington 98101
Attention: Nancy A. Zevenbergen
10.	Non-hire/non-solicitation. The Subadviser hereby agrees that so long as the Subadviser provides services to the Adviser or the Trust and for a period of one year following the date on which the Subadviser ceases to provide services to the Adviser and the Trust, the Subadviser shall not for any reason, directly or indirectly, on the Subadviser’s own behalf or on behalf of others, hire any person employed by the Adviser, whether or not such person is a full-time employee or whether or not any person’s employment is pursuant to a written agreement or is at-will. The Subadviser further agrees that, to the extent that the Subadviser breaches the covenant described in this paragraph, the Adviser shall be entitled to pursue all appropriate remedies in law or equity.

11.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

In the event the terms of this Agreement are applicable to more than one Fund, the Adviser is entering into this Agreement with the Subadviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Subadviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a schedule executed subsequent to the date first indicated above, provisions of such schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Paragraph 6 of this Agreement with respect to such Fund shall be the execution date of the relevant schedule.
12.	Miscellaneous.

(a)	A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

RidgeWorth Capital Management, Inc	Zevenbergen Capital Investments LLC

By:	By:

Name:	Name:

Title:	Title:

SCHEDULE A
TO THE
INVESTMENT SUBADVISORY AGREEMENT
BETWEEN
RIDGEWORTH CAPITAL MANAGEMENT, INC.
AND
ZEVENBERGEN CAPITAL INVESTMENTS LLC
AS OF ____________, 2008
RIDGEWORTH FUNDS
Aggressive Growth Stock Fund
Emerging Growth Stock Fund

SCHEDULE B
TO THE
INVESTMENT SUBADVISORY AGREEMENT
BETWEEN
RIDGEWORTH CAPITAL MANAGEMENT, INC.
AND
ZEVENBERGEN CAPITAL INVESTMENTS LLC
AS OF ____________, 2008
Pursuant to Paragraph 4, the Adviser shall pay the Subadviser compensation at an annual rate as follows:
RIDGEWORTH FUNDS

Aggressive Growth Stock Fund	.44% of the average daily value of the assets under the Subadviser’s management, except that for any compensation period during which the Adviser waives any portion of the management fee that the Fund is required to pay, the Adviser will pay to the Subadviser a proportionate amount of the compensation the Adviser receives from the Fund during that compensation period.

If applicable, the Adviser and Subadviser shall share in fee waivers, reimbursements, fees for services payments and participation payments. The sharing percentage is to be based on the same pro-rata share that the Fund’s Investment Adviser fee is allocated between the Adviser and the Subadviser as mentioned above.

Emerging Growth Stock Fund	.44% of the average daily value of the assets under the Subadviser’s management, except that for any compensation period during which the Adviser waives any portion of the management fee that the Fund is required to pay, the Adviser will pay to the Subadviser a proportionate amount of the compensation the Adviser receives from the Fund during that compensation period.

If applicable, the Adviser and Subadviser shall share in fee waivers, reimbursements, fees for services payments and participation payments. The sharing percentage is to be based on the same pro-rata share that the Fund’s Investment Adviser fee is allocated between the Adviser and the Subadviser as mentioned above.
The management fee will be paid to the Subadviser quarterly.
Agreed and Accepted:

RidgeWorth Capital Management, Inc	Zevenbergen Capital Investments LLC

By:	By:

Name:	Name:

Title:	Title:

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.
To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

RGWRT1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

           R I D G E W O R T H  F U N D S

	For	Against	Abstain
Vote on Proposal

1.
To approve a new investment subadvisory agreement between RidgeWorth Capital Management, Inc. and Zevenbergen Capital Investments LLC with respect to the RidgeWorth Aggressive Growth Stock Fund and the RidgeWorth Emerging Growth Stock Fund.
	☐	☐	☐

Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

RIDGEWORTH FUNDS
RIDGEWORTH AGGRESSIVE GROWTH STOCK FUND
RIDGEWORTH EMERGING GROWTH STOCK FUND
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES SPECIAL MEETING OF SHAREHOLDERS
December 19, 2008
The undersigned hereby appoints Cynthia Surprise and Kerry Reilly, or either of them (with full power to act in the absence of the other, each with full power of substitution), as his/her attorneys and proxies to vote and act with respect to all shares of the above referenced funds (the “Funds”), held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 2:00 p.m., Eastern Time, on December 19, 2008, at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matter referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting. If you simply sign the ballot, or don’t vote on a specific proposal, your vote will be automatically voted as the Trustees recommend. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.
PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE